SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                  This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), made and entered into as of March 3, 2003, is by and between WTC Industries, Inc., a Delaware corporation, Pentapure Incorporated, a Minnesota corporation, (collectively, the "Borrowers"), and U.S. Bank National Association, a national banking association (the "Lender").

                                    RECITALS

                  1. The Lender and the Borrowers entered into an Amended and Restated Credit Agreement dated as of February 27, 2002 as amended by a First Amendment to Amended and Restated Credit Agreement dated as of June 24, 2002 (as amended, the "Credit Agreement"); and

                  2. The Borrowers desires to amend certain provisions of the Credit Agreement, and the Lender has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

                  SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

                  SECTION 2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

                  2.1 DEFINITIONS. Section 1.1 of the Credit Agreement is amended by inserting the following new definitions therein in correct alphabetical order:

                  "Advancing Term Loan (2003)":  As defined in Section 2.1(c).

                  "Advancing Term Loan (2003) Commitment Amount": As defined in
Section 2.1(c).

                  "Advancing Term Note (2003)":  As defined in Section 2.3.

                  "Applicable Fee Percentage": Subject to the last two sentences of this definition, with respect to the period beginning on the day after the compliance certificate required by Section 5.1(c) with respect to the last fiscal quarter is delivered and ending on the date the compliance certificate with respect to the last fiscal month of the next fiscal quarter is required to be delivered, shall mean the "Applicable Fee Percentage" specified in the table below for the

Cash Flow Leverage Ratio calculated as of the end of the fiscal quarter reflected in such delivered compliance certificate:

                  Cash Flow                                 Applicable
                Leverage Ratio                            Fee Percentage
                --------------                            --------------

              Less than 2.0 to 1.0 but
               greater than or equal to 1.75 to 1.0            0.250%

              Less than 1.75 to 1.0                            0.125%

                  For the period beginning on the date of the Second Amendment and ending on the earlier of the date the compliance certificate required by
Section 5.1(c) with respect to the month ending March 31, 2003 is actually, or is required to be, delivered, the Applicable Fee Percentage shall be 0.125%. For any period beginning on a day the compliance certificate required by Section 5.1(c) with respect to the last fiscal quarter is required to be but is not delivered and ending on the date such compliance certificate is delivered, the Applicable Fee Percentage shall be 0.250%.

                  "Applicable Margin": Subject to the last two sentences of this definition, with respect to the period beginning on the day after the compliance certificate required by Section 5.1(c) with respect to the last fiscal quarter is delivered and ending on the date the compliance certificate with respect to the last fiscal month of the next fiscal quarter is required to be delivered, shall mean, the "Applicable Margin" specified in the table below for the Cash Flow Leverage Ratio calculated as of the end of the Cash Flow Leverage Ratio Measurement Period reflected in such delivered compliance certificate:

         Cash Flow                                            Applicable
         Leverage Ratio                                           Margin
         --------------                                           ------
         Less than 2.00 to 1.0 but
         greater than or equal to 1.75 to 1.0                       2.25%

         Less than 1.75 to 1.0 but
         greater than or equal to 1.0 to 1.0                        1.75%

         Less than 1.0 to 1.0                                       1.50%

                  For the period beginning on the date of the Second Amendment and ending on the earlier of the date the compliance certificate required by
Section 5.1(c) with respect to the month ending on or about March 31, 2003 is actually, or is required to be, delivered, the Applicable Margin shall be 1.75% .. For any period beginning on a day the compliance required by Section 5.1(c) with respect to the last fiscal quarter is required to be but is not delivered and ending on the date such compliance certificate is delivered, the Applicable Margin shall be 2.25%.

                  "Consolidated Term Loan":  As defined in Section 2.1(b).

                  "Consolidated Term Loan Commitment Amount": As defined in
Section 2.1(b).



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

                  "Consolidated Term Note":  As defined in Section 2.3.

                  "Second Amendment": That certain Second Amendment to Amended and Restated Credit Agreement dated as of March 3, 2003.

                  Section 1.1 of the Credit Agreement is further amended by amending the definition of "Notes", "Term Loans" and "Term Notes" in their entireties to read as follows:

                  "Notes": The Revolving Note, the Consolidated Term Note and the Advancing Term Note (2003), and any note hereafter issued under this Agreement, and as each of the same may be modified, amended, extended or renewed from time to time.

                  "Term Loans": Unless the context otherwise clearly requires, the use of the plural "Term Loans" shall mean, collectively, the Consolidated Term Loan and the Advancing Term Loan (2003).

                  "Term Notes": Unless the context otherwise clearly requires, the use of the plural "Term Notes" shall mean, collectively, the Consolidated Term Note and the Advancing Term Note (2003).

                  2.2 SECTIONS 2.1 THROUGH 2.4 OF THE CREDIT AGREEMENT. Sections
         2.1 through 2.4 of the Credit Agreement are amended in their entireties to read as follows:

                  Section 2.1 The Commitments. On the terms and subject to the conditions hereof, the Lender agrees to make the following lending facilities available to the Borrowers:

                           2.1 (a) Revolving Credit. A revolving loan (the
"Revolving Loan") to the Borrowers available as Advances at any time and from time to time from the Closing Date to May 1, 2005 (the "Revolving Maturity Date"), during which period a Borrower may borrow, repay and reborrow in accordance with the provisions hereof, provided, that the unpaid principal amount of revolving Advances shall not at any time exceed $5,000,000 (the "Revolving Commitment Amount"); and provided, further, that no revolving Advance will be made if, after giving effect thereto, Total Revolving Outstandings would exceed the Borrowing Base.

                           2.1(b) Consolidated Term Loan. On the effective date
of the Second Amendment the outstanding principal balances of the Term Loan, the Term Loan A, the Term Loan B and the Advancing Term Loan shall be consolidated into one term loan (the "Consolidated Term Loan") in the original principal amount of $7,400,000 (the "Consolidated Term Loan Commitment Amount"). The Consolidated Term Loan refinances and replaces the Term Loan, the Term Loan A, the Term Loan B and the Advancing Term Loan.

                           2.1(c) ) Advancing Term Loan (2003). A term loan,
available in multiple Advances (the "Advancing Term Loan (2003)") from the date of a Borrower's first request for an Advance thereunder through December 31, 2003, in an aggregate principal amount not to exceed $3,000,000 (the "Advancing Term Loan (2003) Commitment Amount").

                           2.1(d) Joint and Several Liability. The obligations
of each Borrower hereunder and

under the Revolving Note, the Term Notes and any other documents executed by it in connection with loans made under this Agreement shall be joint and several; provided that in no event shall the amount payable by any such Borrower exceed an aggregate amount equal to the largest amount that would not render such Borrower's obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provision of comparable state law.

                  Section 2.2 Procedure for Advances and the Term Loan. Any request by a Borrower for an Advance on the Revolving Loan or the Advancing Term Loan (2003) shall be in writing or by telephone and must be given so as to be received by the Lender not later than 2:00 (St. Paul, Minnesota time) on the requested Advance date. Each request for an Advance shall be irrevocable and shall be deemed a representation by the Borrowers that on the requested Advance date and after giving effect to such Advance the applicable conditions specified in Article III have been and will continue to be satisfied. Each request for an Advance shall specify (i) the requested Advance date (which must be a Eurodollar Business Day), and (ii) the amount of such Advance (A) which shall be in a minimum amount of $10,000 or, if more, an integral multiple thereof for Advances on the Revolving Loan, and (B) which shall be in a minimum amount of $1,000,000 for the initial Advance on the Advancing Term Loan (2003) and thereafter in a minimum amount equal to the lesser of $1,000,000 or the amount that remains available to be Advanced under the Advancing Term Loan (2003). Unless the Lender determines that any applicable condition specified in Article III has not been satisfied, the Lender will make available to the Borrowers at the Lender's principal office in St. Paul, Minnesota in immediately available funds not later than 3:00 PM (St. Paul time) on the requested Advance date the amount of the requested Advance. On the date of the Second Amendment, unless the Lender determines that any applicable condition specified in Section 3 of the Second Amendment has not been satisfied, the Lender will make available to the Borrowers at the Lender's principal office in St. Paul, Minnesota in immediately available funds, not later the 3:00 PM (St. Paul time) the principal amount of the Consolidated Term Loan for the purpose of consolidating and refinancing the Term Loan, Term Loan A, Term Loan B and the Advancing Term Loan.

                  Section 2.3 The Notes. The Advances on the Revolving Loan shall be evidenced by a single promissory note of the Borrower (the "Revolving Note"), substantially in the form of Exhibit 2.3(a) hereto, in the amount of the Revolving Commitment Amount originally in effect. The Consolidated Term Loan shall be evidenced by a promissory note (the "Consolidated Term Note"), substantially in the form of Exhibit 2.3(b) hereto, in an amount equal to the Consolidated Term Loan Commitment Amount. The Advancing Term Loan (2003) shall be evidenced by a promissory note (the "Advancing Term Note (2003)"), substantially in the form of Exhibit 2.3(c) hereto, in an amount equal to the Advancing Term Loan (2003) Commitment Amount. The Borrower shall execute and deliver the Advancing Term Note (2003) on or prior to the date of the first Advance thereunder. The Lender shall enter in its ledgers and records the amount of each Advance made and the payments made thereon, and the Lender is authorized by the Borrower to enter on a schedule attached to the Notes a record of such Advances and payments.

                  Section 2.4 Interest Rates, Interest Payments and Default Interest. Interest shall accrue and be payable on the Advances and the Term Loans as follows:

                           2.4 (a) Each Advance on the Revolving Loan shall bear
interest on the unpaid principal

amount thereof at a rate per annum equal to the sum of (i) the Adjusted Eurodollar Rate, plus (ii) the Applicable Margin.

                           2.4 (b) Each Advance on the Term Loans shall bear
interest on the unpaid principal

amount thereof at a rate per annum equal to the sum of (i) the Adjusted Eurodollar Rate, plus (ii) the Applicable Margin.

                           2.4 (c) Upon the happening of any Event of Default
and during the continuance thereof, each Advance and the Term Loans, as applicable, shall, at the option of the Lender, bear interest at the rate otherwise applicable thereto, plus 2.0%.

                           2.4 (d) Interest shall be payable on all Advances and
on the Term Loans, as applicable, on the first day of each month commencing April 1, 2003 and on the first day of each month thereafter and on the Revolving Maturity Date for Revolving Loans and on maturity of the Consolidated Term Loan and the Advancing Term Loan (2003), as applicable; provided that interest under clause (c) shall be payable on demand.

                  2.3 REPAYMENT. Section 2.6 of the Credit Agreement is amended to read in its entirety as follows:

                  Section 2.6  Repayment.

                           2.6 (a) Repayment of the Revolving Note. Principal of
the Revolving Note shall be payable in full on the Revolving Maturity Date; provided, nevertheless that the Borrower shall reduce the outstanding principal balance on the Revolving Note to zero for a period of not less than thirty (30) consecutive days in each calendar year.

                           2.6 (b) Repayment of the Consolidated Term Note.
Principal of the Consolidated Term Note is payable as provided in the Consolidated Term Note.

                           2.6(c) Repayment of Advancing Term Note (2003).
Principal of the Advancing Term Note

(2003) is payable as provided in Advancing Term Note (2003).

                  2.4 REVOLVING COMMITMENT FEE AND ORIGINATION FEE ON THE ADVANCING TERM LOAN (2003). Section 2.9 of the Credit Agreement is amended in its entirety to read as follows:

                  Section 2.9 Revolving Commitment Fee and Origination Fee on the Advancing Term Loan (2003).

                           2.9(a) Revolving Commitment Fees. The Borrowers shall
pay to the Lender fees (the "Revolving Commitment Fees") in an amount determined by applying the Applicable Fee Percentage then in effect to the average daily unused Revolving Commitment Amount for the period from the date of the Second Amendment to the Revolving Maturity Date. Such Revolving Commitment Fees are payable in arrears monthly on the last day of each month and on the Revolving Maturity Date.

                           2.9(b) Origination Fee for Advancing Term Loan
(2003). On the date of each Advance on the Advancing Term Loan (2003) the Borrower shall pay to the Lender a fee (the "Origination Fee") equal to 0.50% of the amount of such Advance.

                  2.5 USE OF PROCEEDS. Section 2.12 of the Credit Agreement is amended by deleting everything after the first two sentences thereof inserting the following in place thereof:

                  The proceeds of the Consolidated Term Loan shall be used to refinance and replace the Term Loan, the Term Loan A, the Term Loan B and the Advancing Term Loan. The proceeds of the Advancing Term Loan
         (2003) shall be used to purchase equipment.

                  2.6 REPORTS. Section 5.1(c) is amended to read as follows:

                           5.1 (c) As soon as practicable and in any event
within 30 days after the end of each fiscal quarter, a compliance certificate in the form provided and a statement signed by the chief financial officer of the Borrowers stating that as at the end of such fiscal quarter there did not exist any Default or Event of Default or, if such Default or Event of Default existed, specifying the nature and period of existence thereof and what action the Borrower proposes to take with respect thereto.

                  2.7 OTHER INDEBTEDNESS. Section 6.4 of the Credit Agreement is amended to read in its entirety as follows:

                           Section 6.4 Indebtedness. Each Borrower will not, and
will not permit any Subsidiary to, borrow any money or issue any bonds, debentures or other debt securities or otherwise become obligated on any interest-bearing indebtedness except for (i) the Term Loans and Advances on the Revolving Loan under this Agreement, (ii) unsecured indebtedness to Klas and The Tapemark Company and (iii) other indebtedness (including purchase money obligations secured by the property acquired with the proceeds of such purchase money) in an aggregate amount not to exceed $100,000 at any time outstanding.

                  2.8 EXHIBITS. Exhibits 2.3(b), 2.3(c), 2.3(d), 2.3(e) are
         deleted from the Credit Agreement and Exhibits 2.3(b) and 2.3(c) as attached hereto are added to the Credit Agreement, respectively, as Exhibits 2.3(b) and 2.3(c).

                  SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall become effective upon delivery by the Borrowers of, and compliance by the Borrowers with, the following:

                  3.1 This Amendment and the Consolidated Term Note in the form of Exhibit 2.3(b) hereto, each duly executed by the Borrower. (For the avoidance of doubt, there is no Exhibit 2.3(a) to this First Amendment and the Advancing Term Note (2003) substantially in the form of Exhibit 2.3(c) hereto must be executed and delivered to the Lender prior to the first Advance thereon).

                  3.2 A copy of the resolutions of the Board of Directors of the Corporate Borrowers authorizing the execution, delivery and performance of this Amendment and the Notes certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of the Corporate Borrowers since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary, and (ii) identifying each officer of the Corporate Borrower authorized to execute this Amendment, the Notes and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

                  3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

                  3.4 The Borrowers shall have satisfied such other conditions as specified by the Lender, including payment of all unpaid legal fees and expenses incurred by the Lender through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

                  SECTION 4. REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM.

                  4.1 REASSERTION OF REPRESENTATIONS AND WARRANTIES, NO DEFAULT. The Borrowers hereby represent that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lender.

                  4.2 AUTHORITY, NO CONFLICT, NO CONSENT REQUIRED. The Borrowers represent and warrant that the Borrowers have the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrowers in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which a Borrower is a party or a signatory or a provision of the Corporate Borrower's Certificate or Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to a Borrower or any of its property except, if any, in favor of the Lender. The Borrowers represent and warrant that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrowers of the Amendment Documents or other agreements and documents executed and delivered by the Borrowers in connection therewith or the performance of obligations of the Borrowers therein described, except for those which the applicable Borrower has obtained or provided and as to which such Borrower has delivered certified copies of documents evidencing each such action to the Lender.

                  4.3 NO ADVERSE CLAIM. The Borrowers warrant, acknowledge and agree that no events have been taken place and no circumstances exist at the date hereof which would give any Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lender with respect to the Borrowers' obligations under the Credit Agreement as amended by this Amendment.

                  SECTION 5. AFFIRMATION OF CREDIT AGREEMENT, FURTHER REFERENCES, AFFIRMATION OF SECURITY INTEREST. The Lender and the Borrowers each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrowers confirm to the Lender that the Borrowers' obligations under the Credit Agreement, as amended by this Amendment and including, without limitation, each of the Notes, are and continue to be secured by the security interest granted by the Borrowers in favor of the Lender under the Security Agreements dated as of February 27, 2002 and any prior security agreements that remain in effect, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrowers.

                  SECTION 6. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

                  SECTION 7. SEVERABILITY. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

                  SECTION 8. SUCCESSORS. The Amendment Documents shall be binding upon the Borrowers and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Lender and the successors and assigns of the Lender.

                  SECTION 9. LEGAL EXPENSES. The Borrowers agree to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Lender) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrowers under the Amendment Documents, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrowers shall survive any termination of the Credit Agreement.

                  SECTION 10. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

                  SECTION 11. COUNTERPARTS. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

                  SECTION 12. GOVERNING LAW. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

                  SECTION 13. WAIVER. Pursuant to the provisions of Section 6.4 of the Credit Agreement the Borrower agreed not to incur additional indebtedness except as otherwise authorized in such Section 6.4. The Borrower has reported to the Lender that for the period ended December 31, 2002 the Borrower incurred additional indebtedness other than the additional indebtedness authorized by such Section 6.4. The Lender hereby waives the Event of Default under the Credit Agreement due to the Borrower's failure to comply with the provisions of Section
6.4 of the Credit Agreement for the period ended December 31, 2002. This waiver is limited to the express terms hereof and does not extend to any other Default, Event of Default or period. This waiver is not, and shall not be deemed, a course of dealing or performance upon which the Borrower may rely with respect to any other Default, Event of Default or request for a waiver and the Borrower hereby expressly waives any such claim.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWERS:                             WTC INDUSTRIES, INC.

                                       By: /s/ Greg Jensen
                                          --------------------------------------
                                       Title: CFO
                                             -----------------------------------




                                       PENTAPURE INCORPORATED

                                       By: /s/ Greg Jensen
                                          --------------------------------------
                                       Title: CFO
                                             -----------------------------------



LENDER:                                U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ Jerry Welle
                                          --------------------------------------
                                       Title: Vice President
                                             -----------------------------------










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


                             CONSOLIDATED TERM NOTE

$7,400,000                                                         March 3, 2003
                                                             St. Paul, Minnesota

                  FOR VALUE RECEIVED, WTC INDUSTRIES, INC., a Delaware corporation, and PENTAPURE INCORPORATED, a Minnesota corporation, hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") at its office in St. Paul, Minnesota, in lawful money of the United States of America in immediately available funds, the principal amount of SEVEN MILLION FOUR HUNDRED THOUSAND DOLLARS AND NO CENTS ($7,400,000) or if less, the full amount of the Consolidated Term Loan (as such term and each capitalized term used herein are defined in the Credit Agreement hereinafter defined), and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rate set forth in the Credit Agreement.

                  Principal shall be paid in equal installments of $205,556, plus accrued unpaid interest, commencing on April 1, 2003 and continuing on the first day of each month through February 1, 2006, with one final installment equal to the entire remaining unpaid principal balance and all accrued and unpaid interest on March 1, 2006.

                  This note is the Consolidate Term Note referred to in the Amended and Restated Credit Agreement dated as of February 27, 2002 (as amended and as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement. This note is issued to refinance and replace the Term Note, Term Note A, Term Note B and the Advancing Term Note under the Credit Agreement (the "Prior Term Notes"). All amounts outstanding under the Prior Term Notes on the date hereof shall be deemed outstanding hereunder and shall be repaid and shall bear interest in accordance with the terms hereof.

                  In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

                  THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

                                       WTC INDUSTRIES, INC.

                                       By: /s/ Greg Jensen
                                          --------------------------------------
                                       Title: CFO
                                             -----------------------------------

                                       PENTAPURE INCORPORATED

                                       By: /s/ Greg Jensen
                                          --------------------------------------
                                       Title: CFO
                                             -----------------------------------

                           ADVANCING TERM NOTE (2003)

$3,000,000                                                         March 3, 2003
                                                             St. Paul, Minnesota

         FOR VALUE RECEIVED, WTC INDUSTRIES, INC., a Delaware corporation, and PENTAPURE INCORPORATED, a Minnesota corporation, hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") at its office in St. Paul, Minnesota, in lawful money of the United States of America in immediately available funds, the principal amount of THREE MILLION DOLLARS AND NO CENTS ($3,000,000) or if less, the full amount of the Advancing Term Loan (2003)(as such term and each capitalized term used herein are defined in the Credit Agreement hereinafter defined) advanced under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rate set forth in the Credit Agreement.

         Principal shall be paid in equal installments in an amount sufficient to amortize the full amount outstanding on December 31, 2003 in 48 installments, plus accrued unpaid interest, commencing on January 1, 2004 and continuing on the first day of each month through November 1, 2007, with one final installment equal to the entire remaining unpaid principal balance and all accrued and unpaid interest on December 1, 2007. Interest only payments are due on the first day of each month from the date of the first Advance hereunder until January 1, 2004.

         This note is the Advancing Term Note (2003) referred to in the Amended and Restated Credit Agreement dated as of February 27, 2002 (as amended and as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

         In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

         THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

                                                   WTC INDUSTRIES, INC.

                                                   By /s/ Greg Jensen
                                                      --------------------------
                                                   Title Chief Financial Officer
                                                         -----------------------

                                                   PENTAPURE INCORPORATED

                                                   By /s/ Greg Jensen
                                                      --------------------------
                                                   Title Chief Financial Officer
                                                         -----------------------